[PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIALITY UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COPY OF THIS EXHIBIT WITH ALL SECTIONS INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Fourth Amendment to

Exclusive License Agreement
Agreement Control No. 1997-04-0671

for

Selected Applications of Coated Nanocrystalline Particles

between

The Regents of the University of California

and

BioSante Pharmaceuticals, Inc.

UC Case No. 1989-204

FOURTH AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT
UC Agreement Control No. 1997-04-0671

This Fourth Amendment to Exclusive License Agreement (“Fourth Amendment”), dated as of August 11, 2006, is made by and among The Regents of the University of California, a California corporation (“The Regents”), and BioSante Pharmaceuticals, Inc., (“Licensee”).

BACKGROUND

A.	The Regents, and Licensee are parties to an Exclusive License Agreement, dated as of June 18, 1997 (the “Exclusive License Agreement”), as amended on October 26, 1999, May 7, 2001 and June 30, 2004.

B.	The parties mutually intend to enter into this Fourth Amendment to amend the terms of the Exclusive License Agreement, as specified below.

THEREFORE, the parties hereby agree as follows:

1.	Paragraph 2.7 (Grant) of the License Agreement is deleted from the License Agreement in its entirety and replaced with the following:

2.7
Nothing in this Agreement will be deemed to limit the right of The Regents to publish any and all technical data resulting from any research performed by The Regents relating to the Invention and to make and use the Invention, Patent Product(s), Patent Method(s), and associated technology for educational and research purposes and for purposes not covered by this Agreement. If a non-profit research institution or foundation requests the use of Regents’ Patent Rights and associated technology for humanitarian needs, Licensee must offer to sublicense to such non-profit research institution or foundation on commercially reasonable terms.

2.	Paragraph 4.5 (Royalties) of the License Agreement is deleted in its entirety and replaced with the following:

4.5
Within thirty (30) days of signing this Fourth Amendment, the Licensee shall pay The Regents a one-time payment of one hundred thousand dollars ($100,000) as consideration for the revision of diligence terms hereunder and as payment for all minimum earned royalties or obligations owed under the Exclusive License Agreement. This one-time payment, however, does not relieve the Licensee of its obligations to pay earned royalties, under Article 4 (Royalties) of the Agreement.

3.	Article 5 (Due Diligence) of the License Agreement is deleted in its entirety and replaced with the following:

5.1
Licensee shall use good faith efforts, taking into account current status of development, cost, budgets, available cash, time for vaccine development, and other business factors, to meet its obligations under this License Agreement.

4.	Paragraph 14.6 (Patent Prosecution and Maintenance) of the License Agreement is deleted in its entirety and replaced with the following:

14.6
The obligation of Licensee to underwrite and to pay patent preparation, filing, prosecution, maintenance, and related out of pocket costs will continue for such costs incurred until three (3) months after receipt by Licensor of a Notice of Termination unless the Agreement expires or terminates earlier according to its terms. Licensee will reimburse The Regents for all out of pocket patent costs incurred during the term of the Agreement and for three (3) months thereafter whether or not invoices for such costs are received during the three (3) month period after receipt of a Notice of Termination. Licensee may, with respect to any particular patent application or patent on a jurisdiction by jurisdiction basis, terminate its obligations to the patent application or patent in any or all designated countries upon three (3) months’ written notice to The Regents. A table listing the projected maintenance fees for the remainder of the life of the Agreement has been attached as Appendix A of the Agreement and is attached to this Fourth Amendment for Licensee’s reference and which Licensor represents and warrants is complete, true and correct to the best of its knowledge after due inquiry. If Licensee terminates its obligations to any patents, The Regents may continue prosecution and/or maintenance of such applications(s) or patent(s) at its sole discretion and expense, provided, however, that Licensee will have no further right or licenses thereunder in any jurisdiction where Licensee so terminates.

5. Paragraph 18.1 (Notices) of the License is updated to the following below:

In case of Licensee:  BioSante Pharmaceuticals, Inc.
111 Barclay Boulevard
Lincolnshire, IL 60069
Telephone: 847-478-0500 x100
Facsimile: 847-478-9152
Attention: Chief Executive Officer

In case of The Regents: The Regents of the University of California University of California, Los Angeles
Office of Intellectual Property Administration
10920 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90024-1406

Attention: Director

6.	The parties acknowledge and agree that both are in compliance with the terms of the Exclusive License Agreement.

7.	Except as expressly amended hereby, all terms of the License Agreement and all prior amendments, shall continue in full force and effect.

In Witness thereof, both The Regents and the Licensee have executed this Amendment, in duplicate originals, by their respective officers hereunto duly authorized, on the day and year hereinafter written.

BIOSANTE PHARMACEUTICALS, INC. THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By /s/ Stephen M. SimesBy /s/ Emily W. Loughran

Name: Stephen M. Simes    Name: Emily W. Loughran
Title:  President & CEO    Title: Director, Licensing
Date:  August 17, 2006    Date: August 18, 2006

[PORTIONS OF THIS APPENDIX HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIALITY UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COPY OF THIS AGREEMENT WITH ALL SECTIONS INTACT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

APPENDIX A

Projected Maintenance Fees for the Next XXXX Years
(Ending Year XXXX)

Licensee Patent Portfolio

UC Case No.	Country	Patent No.	Date Due	Amount
1989-204-4	USA	5441739	XXXX	$ XXXX
1989-204-6	USA	5460830	XXXX	$ XXXX
1989-204-7	USA	5462751	XXXX	$ XXXX
1989-204-8	USA	5462750	XXXX	$ XXXX
1989-204-9	USA	5639505	XXXX	$ XXXX
1989-204-2	Australia	638841	XXXX	$ XXXX
1989-204-2	Canada	2045204	XXXX	$ XXXX
1989-204-2	Japan	2932406	XXXX	$ XXXX
1989-204-2	Austria	465081	XXXX	$ XXXX
1989-204-2	Belgium	465081	XXXX	$ XXXX
1989-204-2	Denmark	465081	XXXX	$ XXXX
1989-204-2	France	465081	XXXX	$ XXXX
1989-204-2	Germany	465081	XXXX	$ XXXX
1989-204-2	Greece	465081	XXXX	$ XXXX
1989-204-2	Netherlands	465081	XXXX	$ XXXX
1989-204-2	Ireland	465081	XXXX	$ XXXX
1989-204-2	Italy	465081	XXXX	$ XXXX
1989-204-2	Luxembourg	465081	XXXX	$ XXXX
1989-204-2	Portugal	465081	XXXX	$ XXXX
1989-204-2	Spain	465081	XXXX	$ XXXX
1989-204-2	Sweden	465081	XXXX	$ XXXX
1989-204-2	Switzerland	465081	XXXX	$ XXXX
1989-204-2	United Kingdom	465081	XXXX	$ XXXX

1993-191-1	USA	5460831	XXXX	$ XXXX

		Grand Total		$ XXXX